The latest report from your Fund's management team

ANNUAL REPORT

Investors
Trust

DECEMBER 31, 1999



TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee


OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Listed New York Stock Exchange Symbol: JHI
For Shareholder Assistance
Refer to Page 26


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock
Investors Trust. Caption below reads "Fund management team members (l-r): Ben Matthews, Jim Ho, Triet Nguyen and Tony Goodchild."]

John Hancock
Investors Trust

Fund performance reflects a bond market under pressure

Calendar year 1999 proved to be turbulent for the broad fixed-income market and John Hancock Investors Trust. After shaking off the yoke of impending global doom caused by events in 1998, most non-U.S. Treasury bond sectors began the year on an upward trek, rallying through mid-April. Inflation fears, a robust domestic economy and rising interest rates worldwide soon brought the welcomed rebound to an abrupt end. Although the Federal Reserve Board raised interest rates three times during the year, the domestic economy continued to chug along and investors' inflation concerns mounted. The uncertainty surrounding Y2K placed further pressure on bonds.

Performance results

U.S. Treasury bonds were by far the year's worst performers, while emerging-market debt topped the charts, exceeding most analysts' expectations. It seems the global economic rebound fostered an increased willingness among investors to take on the risks associated with emerging-market securities. The Fund had virtually no exposure to emerging markets because of their illiquidity and high-risk profiles. The bulk of our net assets remained in investment-grade corporate bonds, with a lesser focus on high-yield bonds and a fair representation in U.S. Treasury, agency and asset-backed issues. Thus, the Fund's performance reflects not only the broad market's downturn, but also the technical challenges that beset these sectors, such as heavy new issuance supply in the corporate arena and reduced Treasury borrowing.

"...investors'
 inflation
 concerns
 mounted."

For the 12 months ended December 31, 1999, the Fund posted a total return of 0.09% at net asset value. This compares with the -2.61% return at net asset value of the average open-end corporate debt
A-rated fund, according to Lipper, Inc.

[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 29%, the second is Financials 22%, the third Utilities 12%, the fourth Transportation 6% and the fifth Telecommunications 6%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

"Telecommuni-
 cation and
 cable issues
 were the
 Fund's star
 performers."

Fund flexibility put to work

We attribute the Fund's attractive relative performance to its flexibility that allows us to modify our allocations to the various fixed-income sectors in an effort to capture opportunity and minimize volatility. Our duration management -- the tactics we employ to manage the portfolio's sensitivity to interest rate changes -- also contributed to the Fund's ability to largely hold its ground.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Nextel followed by an up arrow with the phrase "Strong subscriber growth." The second listing is Ocean Energy followed by a sideways arrow with the phrase "Stabilization of oil prices." The third listing is Fine Air Services followed by a down arrow with the phrase "Weakened business fundamentals." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Corporate bond moves

We began 1999 bolstering the Fund's weighting in both investment-grade corporate bonds -- adding selectively to BBB-rated names -- as well as high-yield bonds. With the stage set for a positive move in oil and commodity bond prices, we initiated positions in some cyclical and industrial issues, including Ocean Energy, Lyondell Chemical and Packaging Corp. of America. We also purchased ProLogis Trust, a real estate investment trust obligation. These forays allowed the Fund to participate significantly in these sectors' run-up through mid-spring. By early summer, when increased volatility seemed imminent, we slightly decreased our corporate-bond exposure and avoided the worst of the summer's downdraft.

As yields rose and prices then became attractive once again, we selectively added back to corporate and high-yield bonds and continued doing so through period's end. Recent BBB-rated and high-yield purchases include Dillard's, Lockheed Martin, Apache Finance Canada, Exodus Communications and Abitibi-Consolidated. Credit spreads (the difference in yield between bonds of different credit quality) narrowed throughout the final months as the expected heavy new issue supply failed to materialize. Many of the Fund's holdings bounced off their price lows. We took advantage of the sector's relative strength to move out of somewhat smaller, more illiquid positions, such as Primark and Marvel Entertainment.

Sector highlights

Telecommunication and cable issues were the Fund's star performers. The very same investor sentiment, dynamic growth potential and market technicals that fueled the stock performance of these companies are also doing so on the fixed-income side. Holdings such as Orange Plc, a wireless operator in the U.K., Chancellor Media, Adelphia Communications, Continental Cablevision, Metromedia Fiber Network, Global Crossing Holdings, SFX Entertainment, PSINet and Nextel Communications were some names that worked well for the Fund. Health-care and utility bonds, for the most part, remained depressed throughout the period. Disappointing performers included Integrated Health and Oakwood Homes Corporation, both of which we sold.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of .5% with -3.0% at the bottom and 0.5% at the top. The first bar represents the 0.09% total return for John Hancock Investors Trust. The second bar represents the -2.61% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc."]

Yield curve and duration strategies

The year-long decline in Treasury bond prices steadily pushed yields up to between 6.2% and 6.3%. At different points in the year, we used the proceeds from the sale of corporate and high-yield issues to bolster the Fund's stake in long-term Treasury bonds. We further modified our Treasury weighting later in the period by selling some intermediate-term holdings to create more of a barbell structure, so that the Fund's assets were clustered at both the short and long end of the Treasury maturity spectrum. Should the yield curve continue to flatten as we expect -- with yields at the longer end declining while short-term rates rise -- this positioning should help the Fund. We also utilized the Fund's investment in Treasury bonds to extend the portfolio's average duration slightly, bringing it back to more of a neutral level with its benchmark. Being neutral means we are making no major bets on the direction of interest rates at this time.

In the fall, we swapped out of some mortgage-backed issues as they recovered in price and purchased a few government agency positions, such as Fannie Mae (Federal National Mortgage Association). Should the economy slow later in 2000, mortgage rates may likely decline. If so, agency bonds tend to have a structure that can benefit from such an event.

"...the Fed's
 vigilance
 should set
 the stage for
 a bond
 market
 rebound..."

Sights on the latter part of 2000

Until the economy shows signs of slowing and the Fed convinces investors that it has corralled the threat of higher inflation, fixed-income securities may be in for a bumpy ride in the months ahead. We believe the Fed's vigilance should set the stage for a bond market rebound in the latter months of 2000. Thus, our allocation efforts will be focused upon the opportunities that a more benign inflation, economic and interest-rate picture may reward.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds and direct
placement security  (cost - $147,078,861)               $144,147,301
Preferred stocks and warrants (cost - $1,753,621)          1,771,378
Joint repurchase agreement (cost - $10,344,000)           10,344,000
Corporate savings account                                        410
                                                        ------------
                                                         156,263,089
Interest receivable                                        2,779,080
Dividends receivable                                          20,332
Receivable for futures variation
margin - Note A                                                8,000
Other assets                                                  12,020
                                                        ------------
Total Assets                                             159,082,521
                                                        ------------
Liabilities:
Payable for investments purchased                            701,737
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                                 279,769
Accounts payable and accrued expenses                         98,350
                                                        ------------
Total Liabilities                                          1,079,856
                                                        ------------
Net Assets:
Capital paid-in                                          163,887,561
Accumulated net realized loss on
investments and financial futures contracts               (3,048,760)
Net unrealized depreciation of
investments and financial futures contracts               (2,880,915)
Undistributed net investment income                           44,779
                                                        ------------
Net Assets                                              $158,002,665
                                                        ============
Net Asset Value Per Share:
(Based on 7,855,417 shares of
beneficial interest outstanding -
20 million shares authorized with
no par value)                                                 $20.11
====================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1999
--------------------------------------------------------------------
Investment Income:
Interest                                                 $12,687,737
Dividends                                                     88,409
                                                        ------------
                                                          12,776,146
                                                        ------------
Expenses:
Investment management fee - Note B                         1,027,548
Transfer agent fee - Note B                                   82,309
Custodian fee                                                 65,516
Printing                                                      44,683
Auditing fee                                                  41,164
Accounting and legal services fee - Note B                    28,893
New York Stock Exchange fee                                   16,170
Trustees' fees                                                 8,078
Miscellaneous                                                  6,499
Legal fees                                                     1,854
                                                        ------------
Total Expenses                                             1,322,714
                                                         -----------
Net Investment Income                                     11,453,432
                                                         -----------
Realized and Unrealized Gain (Loss)
on Investments  and Financial
Futures Contracts:
Net realized loss on investments sold                     (2,052,143)
Net realized gain on financial
futures contracts                                             20,655
Change in net unrealized
appreciation/depreciation of investments                 (10,794,971)
Change in net unrealized
appreciation/depreciation of
financial futures contracts                                   32,732
                                                        ------------
Net Realized and Unrealized  Loss
on Investments and  Financial
Futures Contracts                                        (12,793,727)
                                                        ------------
Net Decrease in Net Assets
Resulting from Operations                                ($1,340,295)
                                                        ============

See notes to financial statements.


Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $11,725,185       $11,453,432
Net realized gain (loss) on
investments sold and financial
futures contracts                                     19,912        (2,031,488)
Change in net unrealized
appreciation/depreciation of
investments and financial futures
contracts                                            631,486       (10,762,239)
                                              --------------    --------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                  12,376,583        (1,340,295)
                                              --------------    --------------
Distributions to Shareholders:
Dividends from net investment
income ($1.5150 and $1.4675 per
share, respectively)                             (11,728,676)      (11,458,690)
                                              --------------    --------------
From Fund Share Transactions - Net: *
(Market value of shares issued in
reinvestment of distributions)                     1,789,588         1,306,175
                                              --------------    --------------

Net Assets:
Beginning of period                              167,057,980       169,495,475
                                              --------------    --------------
End of period (including
undistributed net investment
income of $49,935 and $44,779,
respectively)                                   $169,495,475      $158,002,665
                                              ==============    ==============
* Analysis of Fund Share Transactions:
Shares outstanding, beginning of period            7,699,521         7,782,963
Shares issued to shareholders in
reinvestment of distributions                         83,442            72,454
                                              --------------    --------------
Shares outstanding, end of period                  7,782,963         7,855,417
                                              ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment  returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $19.78          $21.95          $21.23          $21.70          $21.78
                                                   --------        --------        --------        --------        --------
Net Investment Income                                  1.68            1.63            1.59            1.52            1.47
Net Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts            2.17           (0.72)           0.47            0.08           (1.67)
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       3.85            0.91            2.06            1.60           (0.20)
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (1.68)          (1.63)          (1.59)          (1.52)          (1.47)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $21.95          $21.23          $21.70          $21.78          $20.11
                                                   ========        ========        ========        ========        ========
Per Share Market Value, End of Period               $20.500         $19.500         $22.063         $21.938         $16.563
Total Investment Return at Market Value(1)           24.33%           3.13%          22.12%           6.66%         (18.16%)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)           $165,974        $162,223        $167,058        $169,495        $158,003
Ratio of Expenses to Average Net Assets               0.85%           0.85%           0.84%           0.82%           0.81%
Ratio of Net Investment Income to Average
Net Assets                                            7.93%           7.65%           7.44%           6.92%           6.98%
Portfolio Turnover Rate                                102%            118%            141%            239%            183%

(1) Assumes dividend reinvestment

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Schedule of Investments
December 31, 1999
----------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Investors Trust on December 31, 1999. It's divided into three main categories: publicly traded bonds and direct placement security, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*    (000s OMITTED)      VALUE
--------------------------                                   ---------         -------    --------------  ---------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (0.38%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2
08-15-14 (R)                                                   10.910%         BBB             $550        $601,557
                                                                                                       ------------
Automobile/Trucks (0.72%)
Chrysler Financial Co. LLC,
Medium Term Note Ser S 11-15-01                                 5.690          A+               495         484,758
ERAC USA Finance Co.,
Note 02-15-05 (R)                                               6.625          BBB+             690         655,024
                                                                                                       ------------
                                                                                                          1,139,782
                                                                                                       ------------
Banks (10.17%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                          8.200          AA-            1,000       1,031,320
African Development Bank,
Sub Note (Supranational) 12-15-03 (Y)                           9.750          AA-            1,000       1,092,800
Bank of Boston,
Sub Note 12-01-05                                               6.625          A-               485         464,092
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-               620         567,275
Barclay's North American Capital Corp.,
Gtd Cap Note 05-15-21                                           9.750          AA-              900         963,666
First Union National Bank,
Sub Note 12-01-28                                               6.500          A                505         420,362
International Bank for Reconstruction and Development,
30 Yr Bond (Supranational) 10-15-16 (Y)                         8.625          AAA            3,800       4,227,500
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                               9.450          AA-            1,200       1,237,080
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                       8.250          A-               320         315,200
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom)
01-27-04 (R) (Y)                                                8.800          A              2,000       2,095,400
Gtd Sub Note (United Kingdom)
11-01-06 (R) (Y)                                                8.850          A+               750         787,005
Security Pacific Corp.,
Medium Term Sub Note 05-09-01                                  10.360          A              1,750       1,827,035
Sub Note 11-15-00                                              11.500          A              1,000       1,039,220
                                                                                                       ------------
                                                                                                         16,067,955
                                                                                                       ------------
Beverages (0.51%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                      8.750          B+               445         442,775
Seagram (Joseph) & Sons, Inc.,
Deb 09-15-11                                                    8.875          BBB-             340         359,897
                                                                                                       ------------
                                                                                                            802,672
                                                                                                       ------------
Broker Services (0.39%)
Goldman Sachs Group, Inc.,
Medium Term Note Ser B 10-01-09                                 7.350          A+               635         619,893
                                                                                                       ------------
Chemicals (0.67%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A                310         294,888
DuPont (E.I.) de Nemours & Co.,
Note 10-15-09                                                   6.875          AA-              360         348,685
Equistar Chemicals L.P.,
Note 02-15-04                                                   8.500          BBB-             425         421,813
                                                                                                       ------------
                                                                                                          1,065,386
                                                                                                       ------------
Computers (0.99%)
Ceridian Corp.,
Sr Note 06-01-04                                                7.250          BBB              410         395,498
Exodus Communications, Inc.,
Sr Note 12-15-09 (R)                                           10.750          B-               180         183,150
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-               315         330,750
Sr Note 08-01-09                                               11.000          B-               175         180,250
Verio, Inc.,
Sr Note 04-01-05                                               10.375          B-               205         207,050
Sr Note 11-15-09 (R)                                           10.625          B-               265         271,625
                                                                                                       ------------
                                                                                                          1,568,323
                                                                                                       ------------
Energy (0.60%)
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                8.480          BBB-             505         520,766
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                435         423,037
                                                                                                       ------------
                                                                                                            943,803
                                                                                                       ------------
Finance (3.14%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          A-               500         487,650
CIT Group Holdings, Inc.,
Note 10-15-01                                                   5.500          A+               600         586,596
FINOVA Capital Corp.,
Note 11-01-02                                                   6.250          A-               450         436,532
Ford Motor Credit Co.,
Note 04-28-03                                                   6.125          A+               605         586,965
Note 10-28-09                                                   7.375          A+               635         626,904
General Motors Acceptance Corp.,
Note 12-01-01                                                   6.375          A                600         593,364
Household Finance Corp.,
Note 11-01-02                                                   5.875          A                750         722,370
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                        7.090          BBB              485         476,804
Merrill Lynch Mortgage Investors, Inc.,
Sub Bond Ser 1992-B Class B
04-15-12                                                        8.500          Aaa               57          56,890
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A (Peru)
06-15-04 (R) (Y)                                                8.400          BBB-             427         393,190
                                                                                                       ------------
                                                                                                          4,967,265
                                                                                                       ------------
Government - Foreign (1.20%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                                       8.750          A-               750         821,332
Ontario, Province of,
Bond (Canada) 06-04-02 (Y)                                      7.750          AA-              500         509,130
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                                      9.375          A                480         565,358
                                                                                                       ------------
                                                                                                          1,895,820
                                                                                                       ------------
Government - U.S. (17.39%)
United States Treasury,
Bond 08-15-17                                                   8.875          Aaa            3,686       4,454,863
Bond 05-15-18                                                   9.125          Aaa            3,250       4,027,952
Bond 02-15-23                                                   7.125          Aaa           10,866      11,312,484
Note 05-15-01                                                   8.000          Aaa              275         281,358
Note 05-15-02                                                   7.500          Aaa              920         944,435
Note 08-15-03                                                   5.750          Aaa              688         673,917
Note 02-15-05                                                   7.500          Aaa            2,764       2,882,769
Note 07-15-06                                                   7.000          Aaa            2,827       2,895,470
                                                                                                       ------------
                                                                                                         27,473,248
                                                                                                       ------------
Government - U.S. Agencies (11.19%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                   11.250          AAA              210         228,527
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 02-01-08                                 7.500          AAA              197         199,128
15 Yr SF Pass Thru Ctf 09-01-10                                 7.000          AAA              468         462,812
15 Yr SF Pass Thru Ctf 10-01-12                                 7.000          AAA              110         108,480
15 Yr SF Pass Thru Ctf 12-01-12                                 6.500          AAA            1,002         973,036
30 Yr Pass Thru Ctf 11-01-28                                    6.500          AAA              268         252,875
30 Yr SF Pass Thru Ctf 10-01-23                                 7.000          AAA              485         471,236
Benchmark Bond 05-15-29                                         6.250          AAA            2,135       1,900,150
Benchmark Note 08-15-04                                         6.500          AAA            1,510       1,491,125
Benchmark Note 09-15-09                                         6.625          AAA            3,770       3,661,612
Pass Thru Ctf Ser 1997-M8 Class A-1
01-25-22                                                        6.940          AAA              341         333,450
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 07-15-28                                 6.500          AAA            1,634       1,533,086
30 Yr SF Pass Thru Ctf 02-15-28 to
04-15-29                                                        7.000          AAA            3,146       3,038,815
30 Yr SF Pass Thru Ctf 03-15-24 to
01-15-29 +                                                      7.500          AAA            2,240       2,215,931
30 Yr SF Pass Thru Ctf 08-15-27 to
01-15-30 +                                                      8.000          AAA              171         172,963
30 Yr SF Pass Thru Ctf 04-15-21                                 9.000          AAA              192         201,435
30 Yr SF Pass Thru Ctf 11-15-19 to
02-15-25                                                        9.500          AAA              352         373,010
30 Yr SF Pass Thru Ctf 11-15-20                                10.000          AAA               57          61,550
                                                                                                       ------------
                                                                                                         17,679,221
                                                                                                       ------------
Insurance (3.14%)
Conseco, Inc.,
Note 10-15-06                                                   9.000          BBB+             445         455,012
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                       6.950          A+               550         533,307
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                      8.300          BBB+             405         359,089
Liberty Mutual Insurance Co.,
Surplus Note 10-15-26 (R)                                       7.875          A                155         143,313
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA             1,100       1,075,470
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-            1,500       1,372,500
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                           6.625          AA-              725         678,528
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          A-               340         343,070
                                                                                                       ------------
                                                                                                          4,960,289
                                                                                                       ------------
Leasing Companies (0.19%)
United Rentals (North America), Inc.,
Sr Sub Note Ser B 04-01-09                                      9.000          BB-              320         300,800
                                                                                                       ------------
Leisure (1.28%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                7.500          BBB-             450         420,165
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                          7.875          BB               260         239,850
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-               240         238,800
SFX Entertainment, Inc.,
Sr Sub Note 12-01-08                                            9.125          B-               490         464,275
Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                               15.500          B-               550         455,125
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+               205         205,000
                                                                                                       ------------
                                                                                                          2,023,215
                                                                                                       ------------
Media (4.68%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B+               525         528,281
Sr Note Ser B 07-15-03                                          8.125          B+               252         240,660
Century Communications Corp.,
Sr Note 08-15-00                                                9.500          BB-              275         275,000
Chancellor Media Corp.,
Sr Sub Note 10-01-08                                            9.000          B                315         327,600
Charter Communications Holdings, LLC,
Sr Note 04-01-09                                                8.625          B+               430         400,438
Comcast Cable Communications, Inc.,
Note 11-15-08                                                   6.200          BBB              310         280,352
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB              415         429,745
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                          8.125          BB+              485         489,850
Sr Sub Deb 05-15-16                                            10.500          BB-              310         342,550
Echostar DBS Corp.,
Sr Note 02-01-09                                                9.375          B                330         330,825
Falcon Holdings Group L.P./Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                           8.375          B                195         196,463
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                            8.625          B+               265         242,475
Sr Sub Note Ser B 10-01-09                                      8.750          B+               265         249,100
Liberty Media Group,
Note 07-15-29 (R)                                               8.500          BBB-             425         433,003
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                          8.500          B+               310         289,075
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-             412         412,177
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                            10.000          BB+              460         492,200
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          AA-              505         507,783
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB              530         580,435
TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                                      8.125          B+               345         344,137
                                                                                                       ------------
                                                                                                          7,392,149
                                                                                                       ------------
Medical (0.93%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+               530         514,100
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security
02-01-08                                                        7.875          B+               390         362,700
IASIS Healthcare Corp.,
Sr Sub Note 10-15-09 (R)                                       13.000          B-               230         236,900
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                           10.750          B+               345         362,250
                                                                                                       ------------
                                                                                                          1,475,950
                                                                                                       ------------
Metal (0.18%)
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-              270         283,500
                                                                                                       ------------
Mortgage Banking (3.30%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1
08-15-08                                                        6.790          Aaa              669         653,192
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5
08-15-25                                                        8.100          AAA              480         483,750
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class A-1A 12-17-07                                     6.260          AAA              571         548,226
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass Thru Ctf Ser
1998-C1 Class C 03-15-08                                        6.861          A2               400         368,813
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5
01-10-18                                                        6.380          AAA              700         677,031
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3
11-15-07                                                        6.566          Aaa              680         637,500
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1 Class A-5
12-25-13                                                        6.290          AAA              691         686,804
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2
Class A-2 07-25-24                                              6.750          Aaa              437         431,690
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6
02-15-25                                                        7.180          AAA              730         726,806
                                                                                                       ------------
                                                                                                          5,213,812
                                                                                                       ------------
Municipals (0.89%)
Massachusetts Bay Transportation Authority,
Gen Trans Sys Ser 1998B 03-01-28                                5.000          AAA              570         477,403
Massachusetts Water Resource Authority,
Ref Gen Rev Ser D 08-01-24                                      5.000          AAA              490         415,731
New York State Dormitory Authority,
Mental Hlth Serv Facil Imp Rev Ser
1998D 02-15-23                                                  5.000          AAA              600         510,174
                                                                                                       ------------
                                                                                                          1,403,308
                                                                                                       ------------
Oil & Gas (1.76%)
Amerada Hess Corp.,
Bond 10-01-29                                                   7.875          BBB              510         497,403
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                                      7.750          BBB+             345         333,788
CMS Panhandle Holding Co.,
Sr Note 07-15-29                                                7.000          BBB-             310         273,792
Lyondell Chemical Co.,
Sr Sec Note Ser A 05-01-07                                      9.625          BB               255         260,737
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                                      8.875          B-               215         213,387
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                                   6.625          BBB              455         420,675
Snyder Oil Corp.,
Sr Sub Note 06-15-07                                            8.750          BB-              280         280,000
Triton Energy Ltd.,
Sr Note 04-15-02                                                8.750          BB-              495         498,712
                                                                                                       ------------
                                                                                                          2,778,494
                                                                                                       ------------
Paper & Paper Products (1.07%)
Abitibi-Consolidated, Inc.,
Deb (Canada) 08-01-29 (Y)                                       8.500          BBB-             345         332,577
Fort James Corp.,
Sr Note 09-15-02                                                6.500          BBB              455         445,977
Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09                                      9.625          B                190         194,275
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                     12.000          B+               685         715,825
                                                                                                       ------------
                                                                                                          1,688,654
                                                                                                       ------------
Real Estate Investment Trust (1.35%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB-             260         230,350
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB-             365         350,510
Camden Property Trust,
Note 04-15-04                                                   7.000          BBB              400         385,932
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB-             340         329,630
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+             375         357,660
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                   7.300          BB               500         483,470
                                                                                                       ------------
                                                                                                          2,137,552
                                                                                                       ------------
Retail (1.08%)
Dillard's, Inc.,
Deb 08-01-18                                                    7.130          BBB              410         351,386
Great Atlantic & Pacific Tea Co., Inc. (The),
Note 04-15-07                                                   7.750          BBB-             280         262,332
Kmart Corp.,
Note 12-01-04                                                   8.375          BB+              170         169,481
Meyer (Fred), Inc.,
Note 03-01-08                                                   7.450          BBB-             495         482,031
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+             485         169,750
Safeway, Inc.,
Note 11-15-01                                                   5.875          BBB              270         263,701
                                                                                                       ------------
                                                                                                          1,698,681
                                                                                                       ------------
Soap & Cleaning Preparations (0.42%)
Procter & Gamble Co. (The),
Bond 09-15-09                                                   6.875          AA               685         669,142
                                                                                                       ------------
Steel (0.67%)
National Steel Corp.,
1st Mtg Bond Ser D 03-01-09                                     9.875          B+               315         323,662
UCAR Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                     12.000          B                700         731,500
                                                                                                       ------------
                                                                                                          1,055,162
                                                                                                       ------------
Telecommunications (5.53%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                           10.750          B-               183         167,903
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%,
05-01-04) (Canada) 05-01-09 (A) (Y)                              Zero          B3               655         397,913
Sr Disc Note, Step Coupon (14.75%,
12-15-00) (Canada) 12-15-05 (A) (Y)                              Zero          B3               170         166,600
Crown Castle International Corp.,
Sr Note 05-15-11                                                9.000          B                440         433,400
Global Crossing Holdings Ltd.,
Sr Note 11-15-06 (R)                                            9.125          BB               180         177,750
Sr Note 11-15-09 (R)                                            9.500          BB               420         415,275
Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                             11.500          B                320         328,000
Sr Note (Netherlands) 01-15-09 (Y)                             10.375          B                165         163,350
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BB+              405         389,395
Level 3 Communications, Inc.,
Sr Note 05-01-08                                                9.125          B                250         236,250
McLeodUSA, Inc.,
Sr Note 11-01-08                                                9.500          B+               355         355,887
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B+               430         439,675
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                  12.000          BBB              260         301,600
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.95%,
02-15-03) 02-15-08 (A)                                           Zero          B                350         245,875
Sr Note 11-15-09 (R)                                            9.375          B                355         348,787
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                425         437,750
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-               475         513,000
Omnipoint Corp.,
Sr Note 09-15-09 (R)                                           11.500          CCC+             285         307,800
Orange Plc,
Sr Note (United Kingdom) 08-01-08 (Y)                           8.000          BBB              355         361,212
RCN Corp.,
Sr Note Ser B 10-15-07                                         10.000          B3               245         243,775
Sprint Capital Corp.,
Note 05-01-19                                                   6.900          BBB+             505         459,287
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04) 04-15-09 (A)                                 Zero          B3               320         201,600
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-15-04) 05-15-09 (A) (R)                                       Zero          B3               140          88,200
Triton PCS, Inc.,
Gtd Sr Sub Disc Note, Step Coupon
(11.00%, 05-01-03) 05-01-08 (A)                                  Zero          CCC+             265         187,488
United Pan-Europe Communications N.V.,
Sr Note (Netherlands) 11-01-09 (R) (Y)                         11.250          B                200         205,000
WorldCom, Inc.,
Note 08-15-01                                                   6.125          A-               685         677,595
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (Y)                                  12.500          B+               465         485,925
                                                                                                       ------------
                                                                                                          8,736,292
                                                                                                       ------------
Transportation (5.87%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                              6.930          A-               381         361,518
Continental Airlines,
Pass Thru Ctf Ser 1996-C 10-15-13                               9.500          BBB+             456         469,150
Pass Thru Ctf Ser 1999-1A 08-02-20                              6.545          AA+              610         554,167
Sr Note 12-15-05                                                8.000          BB-              430         396,675
Delta Air Lines, Inc.,
Deb 12-15-29 (R)                                                8.300          BBB-             345         335,444
Equip Tr Ctf Ser A 06-01-08                                    10.000          BBB            2,000       2,209,920
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                425         361,250
Humpuss Funding Corp.,
Note (Indonesia) 12-15-09 (R) (Y)                               7.720          B3               216         151,427
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500          BBB-             410         411,435
Northwest Airlines, Inc.,
Note 03-15-04                                                   8.375          BB               315         297,971
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                             10.150          BBB-             246         243,397
Pass Thru Ctf Ser 1996-1D 01-02-15                              8.970          BBB-             379         377,971
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA               548         570,708
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A
06-01-04                                                        7.750          AAA            1,088       1,098,507
USAir, Inc.,
Pass Thru Ctf Ser 1989-A2 01-01-13                              9.820          BB               550         525,250
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200          BB               632         647,424
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                   6.625          BBB-             280         256,354
                                                                                                       ------------
                                                                                                          9,268,568
                                                                                                       ------------
Utilities (11.54%)
AES Corp.,
Sr Sub Note 07-15-06                                           10.250          BB               670         680,050
AES Eastern Energy,
Pass Thru Ctf 07-02-17 (R)                                      9.000          BBB-             395         371,557
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-              565         566,413
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                              8.890          BB-              700         708,750
Calpine Corp.,
Sr Note 05-15-06                                               10.500          BB+              465         489,413
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+            1,150       1,187,375
CMS Energy Corp.,
Sr Note 01-15-04                                                6.750          BB               380         362,968
Sr Note 01-15-09                                                7.500          BB               570         524,400
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                                      7.750          BBB-             210         212,575
Note 06-05-03 (R)                                               8.590          B+               265         264,470
East Coast Power, LLC,
Sec Note 03-31-12 (R)                                           7.066          BBB-             500         450,000
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BBB-             685         725,319
Fitchburg Holding Corp.,
Sec Note 01-31-03 (r)                                          15.750          BBB            1,315       1,383,642
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-             393         380,860
GTE North, Inc.,
Deb Ser H 11-15-08                                              5.650          AA-              615         545,025
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                  9.400          A+               740         858,282
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400          A+               330         350,094
Gtd Deb Ser IF (Canada) 02-01-03 (Y)                            7.375          A+               750         754,290
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                                       7.500          AA-            1,000       1,006,340
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-               615         613,462
Midland Funding Corp. I,
Deb Ser C-91 07-23-02                                          10.330          BBB-             761         783,454
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB               550         593,917
Deb Ser B 07-23-06                                             13.250          BB               225         264,285
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                           9.625          BB               145         129,775
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB              740         755,621
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                          9.050          BB+              405         410,467
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BB+               99          99,937
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6
03-01-09                                                        6.050          AAA              480         450,298
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-              420         433,138
System Energy Resources, Inc.,
1st Mtg 08-01-01                                                7.710          BBB-             590         590,708
U.S. WEST Capital Funding, Inc.,
Deb 07-15-28                                                    6.875          A-               505         441,749
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                              8.090          BBB-             886         848,174
                                                                                                       ------------
                                                                                                         18,236,808
                                                                                                       ------------
TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
(Cost $147,078,861)                                                                         (91.23%)     44,147,301
                                                                                             ------    ------------

                                                                                           NUMBER OF
                                                                                           SHARES OR
                                                                                           WARRANTS
                                                                                           --------
PREFERRED STOCKS AND WARRANTS
California Federal Preferred
Capital Corp., 9.125%, Ser A,
Preferred Stock                                                                              35,650         804,353
CSC Holdings, Inc., 11.125% Ser M,
Preferred Stock                                                                               5,447         595,085
CSC Holdings, Inc., 11.750%, Ser H,
Preferred Stock                                                                                 959         106,209
MetroNet Communications Corp.,
Warrant (Canada) (R) (Y) **                                                                     510          68,850
Packaging Corp. of America,
12.375%, Preferred Stock (R)                                                                  1,798         196,881
                                                                                                       ------------
                                                                                                          1,771,378
                                                                                                       ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $1,753,621)                                                                            (1.12%)      1,771,378
                                                                                            -------    ------------

                                                                              INTEREST     PAR VALUE
                                                                                RATE     (000s OMITTED)
                                                                              --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.55%)
Investment in a joint repurchase agreement transaction with
Barclay's, Inc. - Dated 12-31-99, due 01-03-00 (Secured by U.S.
Treasury Bond 10.625% due 03-15-15 and U.S. Treasury Notes
5.375% thru 7.125% due 01-31-00 thru 05-15-00) - Note A                         2.490%      $10,344      10,344,000
                                                                                            -------    ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.50%                                                                                              410
                                                                                            -------    ------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (6.55%)     10,344,410
                                                                                            -------    ------------
TOTAL INVESTMENTS                                                                           (98.90%)    156,263,089
                                                                                            -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                            (1.10%)      1,739,576
                                                                                            -------    ------------
TOTAL NET ASSETS                                                                           (100.00%)   $158,002,665
                                                                                            =======    ============



(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                                       MARKET
                                                                                     VALUE AS A          MARKET
                                                                                     PERCENTAGE           VALUE
                                                        ACQUISITION    ACQUISITION    OF FUND'S           AS OF
ISSUER, DESCRIPTION                                         DATE           COST      NET ASSETS     DECEMBER 31, 1999
-------------------                                       --------      ----------   ----------     -----------------
Fitchburg Holding Corp., Sec. Note, 15.750%, 01-31-03     02-10-81      $1,329,504      0.88%          $1,383,642

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $15,345,875 or 9.71% of net assets as of December 31, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.
    dollar denominated.

  + These securities having an aggregate value of $692,515 or 0.38% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $725,154 of United States
    Treasury Bond, 8.875%, 08-15-17, has been segregated to cover the when-issued commitments.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where
    Standard & Poor's ratings are not available.

 ** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Investors Trust

NOTE A -
ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,814,032 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 2002 -- $273,582, December 31, 2004 -- $4,374  and December
31, 2007 -- $1,536,076. Additionally, net capital losses of $167,296 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (January 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At December 31, 1999, open positions in financial futures contracts were as follows:

                                                   UNREALIZED
EXPIRATION        OPEN CONTRACT       POSITION    APPRECIATION
----------        -------------       --------    ------------
MAR 00        16 U.S. TREASURY BOND    SHORT        $32,888
                                                    =======

At December 31, 1999, the Fund has deposited in a segregated account $18,000 par value of U.S. Treasury Bond, 7.125% Due 02-15-23, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the year ended December
31, 1999.

NOTE B -
MANAGEMENT FEE AND ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and
(d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was estimated to be at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligation of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999 aggregated $137,212,936 and $140,847,861, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $146,523,282 and $148,396,240, respectively.

The cost of investments owned at December 31, 1999 (excluding corporate savings account) for federal income tax purposes was $159,993,037. Gross unrealized appreciation and depreciation of investments at December 31, 1999 aggregated $2,078,375 and $5,808,733, respectively, resulting in net unrealized depreciation of $3,730,358.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $191, an increase in undistributed net investment income of $102 and a decrease in capital paid-in of $293. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Investors Trust (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investors Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1999.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 0.77% of the dividends qualify for the corporate dividends received deduction.


DIVIDENDS AND DISTRIBUTIONS

During 1999, dividends from net investment income totaling $1.4675 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                       INCOME
PAYMENT DATE          DIVIDEND
------------          --------
March 31, 1999         $0.3625
June 30, 1999           0.3650
September 30, 1999      0.3725
December 30, 1999       0.3675

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any Federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone
1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers have taken steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


[THIS PAGE INTENTIONALLY LEFT BLANK]


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

Bulk Rate
U.S. Postage
PAID
S. Hackensack, NJ
Permit No. 750

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

P500A  12/99
        2/00